THE LEADING MID-SIZED FINANCIAL SERVICES FRANCHISE PRESENTATION TITLE GOES HERE Business Entity Goes Here (e.g. INTL FCStone Financial Inc.) Business Entity Membership If Applicable Goes Here (e.g. Member FINRA/MSRB/SIPC) Business Division Goes Here (e.g. FCM Division) NAME GOES HERE Job Title Goes Here

Disclaimer Unless otherwise indicated or the context otherwise requires, references in this presentation to “StoneX,” “we,” “our,” “us” and the “Company” refer to StoneX Group Inc., a Delaware corporation, and its consolidated subsidiaries. “GCAP” refers to Gain Capital Holdings, Inc., a Delaware corporation, and its consolidated subsidiaries. CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, such as those pertaining to the uncertain financial impact of COVID-19 and the company’s financial condition, results of operations, business strategy and financial needs. All statements other than statements of current or historical fact contained in this press release are forward-looking statements. The words “believe,” “expect,” “anticipate,” “should,” “plan,” “will,” “may,” “could,” “intend,” “estimate,” “predict,” “potential,” “continue” or the negative of these terms and similar expressions, as they relate to StoneX Group Inc., are intended to identify forward-looking statements. These forward-looking statements are largely based on current expectations and projections about future events and financial trends that may affect the financial condition, results of operations, business strategy and financial needs of the company. They can be affected by inaccurate assumptions, including the risks, uncertainties and assumptions described in the filings made by StoneX Group Inc. with the Securities and Exchange Commission, including those risks set forth under the heading “Risk Factors” in the company’s most recent Annual Report of Form 10-K and, to the extent applicable, subsequent Quarterly Reports on Form 10-Q. In light of these risks, uncertainties and assumptions, the forward-looking statements in this presentation may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements. When you consider these forward-looking statements, you should keep in mind these risk factors and other cautionary statements in this presentation. These forward-looking statements speak only as of the date of this presentation. StoneX Group Inc. undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements. For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. NON-GAAP MEASURES This presentation includes certain non-GAAP financial measures, including without limitation, Adjusted Net Income, which are measurements of operational performance that are not prepared and presented in accordance with GAAP. Accordingly, these measures should not be considered as a substitute for, or in insolation of, financial data prepared and presented in accordance with GAAP. These non-GAAP financial measures are used by our management, as applicable when evaluating results of operations and cash flow. Our management believes that our non-GAAP measures also provide users of the financial statements with additional and useful comparisons of current results of operations and cash flows with past periods. A reconciliation of these non-GAAP financial measures to the most comparable measures presented in accordance with GAAP is contained in the Appendix to this presentation. FINANCIAL INFORMATION FOR ACQUIRED BUSINESS Certain of the information set forth in this presentation for GCAP is based on the financial statements and other information of GCAP and were prepared by GCAP’s management. We have not independently verified any of this GCAP information and the financial statements have not been audited or reviewed by our independent auditors. These financial statements have been prepared in accordance with the historical past practices of GCAP, which may differ from our practices. The future results ultimately reflected in our audited financial statements may be presented differently from the information provided in this presentation. ABOUT STONEX GROUP INC. StoneX Group Inc., through its subsidiaries, is a leading provider of execution, risk management and advisory services, market intelligence, and clearing services across asset classes and markets around the world. Serving more than 30,000 commercial and institutional clients and over 265,000 retail clients located in more than 130 countries on five continents, the company provides products and services across five market segments: commercial hedging, global payments, securities, physical commodities, and clearing and execution services. Our clients include the producers, processors and end users of virtually every major traded commodity, as well as asset managers, introducing broker-dealers, insurance companies, brokers, institutional and retail investors, commercial and investment banks, and governmental, non-governmental and charitable organizations. A Fortune 500 company headquartered in New York City; the company is listed on the Nasdaq Global Select Market under the ticker symbol “SNEX”. Further information on the Company is available at www.stonex.com. NASDAQ: SNEX 2

3

Long Term Financial Performance 10,000 28.9% 9,000 8,000 7,000 6,000 5,000 4,000 Index (2002=100) Index 3,000 18.1% 2,000 1,000 8.1% 0 INTL Book Value / Share Russell 2000 INTL Market Value / Share 4

Long Term Financial Performance (1) (in millions) $1,400 Operating Revenue Book Value of Equity Market Value of Equity $1,253.1 $1,200 $1,062.3 $1,000 $800 $688.8 $600 $400 $200 -- (1) Operating revenue represents results for the fiscal year where indicated and the last twelve months ended June 30, 2020 for Q3 2020. Book Value of Equity and Market Value of Equity are as of June 30, 2020. 5

We Connect Clients to Markets StoneX provides institutional-grade global market access, end-to-end clearing and execution, high-touch service and deep expertise through one trusted partner. 6

Market Presence Execution and Clearing Customers 36 Exchanges 30,000 institutional Nearly all Securities Market Venues 125,000 retail Global Payments & FX Prime Brokerage GCAP acquisition adds 140,000+ retail OTC products – Commodity & Financials Combined with GCAP over 15,000 OTC markets Trading Volume (1) Financial Metrics (4) Exchange Traded Future/Options ~150mm LTM Revenue ~$1.25bn Securities – Gross Dollar Volume - ~$415bn LTM Net Income ~ $119mm FX Prime Brokerage Volume - ~$360bn Equity ~ $690mm Gold Equivalent Ounces Traded - ~437mm GCAP – 8.6bn ADV retail FX trading volume Customer Assets Professionals ~$3.6 billion(2) ~2,900 including GCAP GCAP acquisition adds $860m (3) 66 offices, 17 countries, 5 continents (1) Represents StoneX volume for the last twelve months ended June 30, 2020. GCAP average daily volume (“ADV”) is for the last twelve months ended June 30, 2020. (2) StoneX average client equity – futures and options plus average FDIC sweep/money market balances for the 9 months ended June 30, 2020. (3) GCAP Payable to customers for both Retail and Futures segments as of June 30, 2020. (4) Represents StoneX Operating Revenue and Net income for the Last Twelve Months (“LTM”) ended June 30, 2020 and stockholders’ equity as of June 30, 2020. 7

Expansive Combined Global Footprint MORE THAN 300,000 CLIENTS CLIENTS IN MORE THAN 180 COUNTRIES OVER 2,900 STAFF LOCATED IN 17 COUNTRIES AND 5 GCAP CONTINENTS INTL Americas EMEA APAC Exchanges and Industry Associations Regulatory Bodies Note: As of July 31,2020, following the closing of the acquisition of GCAP.

Business Segment Overview + Gain Capital

Includes Gain Capital Holdings, Inc. trailing twelve months for reference only

StoneX™

	COMMERCIAL HEDGING	PHYSICAL COMMODITIES	GLOBAL PAYMENTS	SECURITIES	CLEARING AND EXECUTION SERVICES	GCAP
Net Operating Revenue ($millions)[1]	$248 (21%)	$92 (8%)	$109 (9%)	$256 (22%)	$122 (10%)	$345 (29%)
Overview	▪ High-touch, value-added service to help clients manage commodity price risk ▪ Access to advice, exchange-listed, OTC and structured products ▪ Long-term relationships focused on mid-sized clients	▪ Full range of trading and hedging capabilities to producers, consumers and investors ▪ Acts as a principal to buy/sell on spot and forward basis ▪ Commodity financing and facilitation services	▪ Network covers over 140 currencies and specializes in transferring funds to the developing world ▪ Investment in technology has increased efficiency of platform and enabled expansion into higher volume/smaller payments	▪ Market maker for non-U.S. equities and U.S./non-U.S. fixed income securities ▪ Provides high-touch brokerage and U.S. clearing for foreign institutions	▪ Competitive clearing and execution of securities, exchange-traded futures and options ▪ Focused on professional traders and mid-sized funds/CTAs ▪ FX prime brokerage for professionals ▪ Voice Execution of block trades in the energy sector	▪ Provides 140k retail and institutional investors with access to OTC and exchange-traded markets ▪ Businesses include global FX and CFD brands FOREX.com and City Index; and GCAP's futures group, which provides access to the world's major commodity and derivatives markets on 30+ global exchanges
Revenue Model	▪ Consulting fee ▪ Execution and clearing commissions ▪ Interest	▪ Consulting fee ▪ Commissions ▪ Trading gains ▪ Interest	▪ Trading gains on the difference between purchase and sale price	▪ Trading gains ▪ Commissions ▪ Interest	▪ Execution and clearing commissions ▪ Trading gains ▪ Interest	▪ Execution and clearing services ▪ Trading gains ▪ Interest
Segment Breakdown[2]	▪ Agricultural: 59% ▪ LME metals: 19% ▪ Energy and Renew. Fuels: 15% ▪ Other: 7%	▪ Precious metals: 66% ▪ Physical Ags & Energy: 34%	▪ # of payments: 759.0 thousand ▪ Segment Income[3]: $68 million ▪ Segment income margin: 61%	▪ Debt Trading: 53% ▪ Equities: 43% ▪ Asset Mgmt.: 4%	▪ Exchange Traded: 33% ▪ Corr. Clearing: 21% ▪ Deriv. Voice Bkg: 17% ▪ Prime Brokerage: 16% ▪ Ind. Wlth Mgmt: 13%	▪ Retail Seg. Rev: 95% ▪ Futures Seg. Rev: 5%
Client Type	RISK HEDGERS			RISK TAKERS		
Corresponding Client Segments (Approximate)	**COMMERCIAL** Commercial hedgers / producers / wholesalers & merchants / corporations / introducing brokers / traders / grain elevators / merchandisers / importers / exporters		**PAYMENTS** Financial institutions / nonprofits / government organizations / NGOs / corporations / SMEs	**INSTITUTIONAL AND RETAIL** Fund managers / broker-dealers / investment advisors / corporations / banks / insurance cos. / commercial hedgers / hedge funds / introducing brokers / fin. institutions / prop. trading firms / wealth managers / retail customers		

(1) LTM 6/30/20; Net Operating Revenue mix percentages exclude StoneX's Corporate Unallocated segment and historical GCAP interest expenses. See Appendix for reconciliation of GCAP Net Operating Revenue. The acquisition of Gain Capital Holdings, Inc. was effective as of July 31, 2020 and thus the financial results shown are not reflected in the consolidated results of Financial Operations of StoneX Group, Inc. and %'s shown are for illustrative purposes only.

(2) Reflects LTM 6/30/20 Net Operating Revenues for Securities, Clearing and Execution Services and Physical Commodities, transactional revenue for Commercial Hedging.

(3) Calculated as revenues less cost of sales, transaction-based clearing expenses, variable bonus compensation, introducing broker commissions, interest expense and direct non-variable fixed costs.

9

Competitive Advantages Competitive Advantage Details Unique network providing unparalleled access . We connect clients to 36 derivatives exchanges, markets for securities and foreign exchange in virtually every country, and to the global financial market ecosystem numerous liquidity venues for swaps and bilateral trades . We provide the execution, post-trade settlement, clearing and custody services required to meaningfully leverage that access . We offer a combination of electronic trading platforms and high-touch service unavailable to most of the marketplace Highly digital, interconnected platform . We provide clients with a user experience that offers access to online trading, price discovery tools and market intelligence, as well as data facilitating efficient acquisition and retention of and analytics that help them understand and adjust their positions customers and performance . These systems generate data and insights that we can use to grow our existing relationships and market more effectively to similar client prospects . As our network scales and brand recognition increases, so does our opportunity: . Acquisition of new customers, teams and competitors . Optimization of marketing efforts across our product offering . Enhanced cross-selling and internalization of increased transactional volumes Breadth and depth of offering – across both . The value of this capability manifests itself in the one-to-one interaction between our front-office and clients, and in our industry- asset class and geography – enables us to put leading market intelligence offering “Boots on the Ground” for clients in virtually every global marketplace . We believe this provides us a decisive advantage over competitors, driving client acquisition and retention 10

Financial Performance Advantages Financial Performance Advantage Details Business model provides for diverse revenue . Revenue is dependent on transaction volume, interest rates and the size of our client base sources . Our revenue stream is diversified by asset class, client type and geography, and our business model is more robust due to our imperfectly correlated revenue streams . Diversification provides us with a decisive advantage over competitors, driving client acquisition and retention Business model provides resilience in the face . Our business model generates financial value from market volatility, as higher volatility drives increased activity over our network of cyclical markets . We minimize our exposure to directional market risk . Recurring revenue is derived from monetizing client balances in the form of consistent interest and fee earnings on the float . Highly flexible cost structure aiming to keep less than 50% of our cost's variable to performance Long-term management focus with respect to . Management continuity since 2003 has enabled a steady focus on becoming the best-in-class provider for clients that are underserved firm strategy and capital allocation (highly with their current financial service providers opportunistic and disciplined) . Our key financial objective is a 15% Return on Equity, compounded over time, permitting us to take a longer-term view on capital allocation that is somewhat unique for a publicly traded company . Our performance is reflective of a long-term focus on compounding our book value per share through earnings, diligent risk management and capital allocation as well as strategic acquisitions. 11

GCAP Merger Rationale • Scale matters to clients, regulators and counterparties (1) • We are now a $1bn market cap company; • With over $1.3bn in revenues for the LTM and • Nearly $700mm in stockholders’ equity • Broadens and deepens product and capabilities for all our clients • Drives client engagement and adoption • Allows us to win market share from competitors • Clients do more with us for longer – higher value • We can internalize margins we were losing to competitors • Cross more flow internally • Clear internally and access exchanges directly instead of through intermediaries • Access institutional pricing • Leverage intellectual capital and expertise across the entire organization • Digital marketing and Data analytics • IT development (onboarding, payments, etc.) • Greater diversification of revenue creates stability, value and access to capital • Cost synergies by gaining scale and eliminating duplication • Capital efficiencies drives returns (1) StoneX Market Capitalization and Stockholders’ Equity as of June 30, 2020 and Operating Revenues for the Last Twelve Months (“LTM”) ended June 30, 2020. 12

FINANCIAL OVERVIEW

Quarterly Performance Trend 14

Long-Term Performance Operating Revenue ($mm) Net Income From Continuing Operations ($mm) 1400 $1,253 140 $119(5) 1200 $1,106 120 $976 1000 100 $85(4)(5) $784 800 80 $624 $671 $56 $55 $56(2)(3) 600 60 400 40 200 20 $6(1) 0 0 2015 2016 2017 2018 2019 TTM 2015 2016 2017 2018 2019 TTM Stockholder’s Equity ($mm) Adjusted Net Income ($mm) (6) 800 120 $110 $689 700 $594 100 600 $505 $76 80 $74 500 $434 $450 $397 $56 400 60 $55 $46 300 40 200 20 100 0 0 2015 2016 2017 2018 2019 TTM 2015 2016 2017 2018 2019 TTM (1) Includes $47mm of bad debt expense recorded in fiscal Q4 2017 related to our physical coal business in Singapore, which has subsequently been discontinued. (2) Includes an additional $1mm of bad debt expense recorded in fiscal Q1 2018 related to our physical coal business in Singapore. (3) Includes $20.9mm in one-time expenses from H.R. 1, the Tax Cuts and Jobs Act, including a write-down of our deferred tax asset due to the new lower federal statutory rate and the tax on deemed repatriation of our earnings and profits accumulated abroad. These include a one-time $800k benefit adjustment made in fiscal Q2 2018 and a $300k reduction in fiscal Q4 2018. (4) Includes the one-time $300k reduction in fiscal Q4 2018 mentioned above, which is applied against the $20.9mm one-time expense resulting from H.R. 1, the Tax Cuts and Jobs Act. Also reflects a $2.2mm post-tax reversal in fiscal Q1 2019. (5) Includes $9mm post-tax insurance payment in fiscal Q4 2019 relating to the bod debt on physical coal. (6) Adds back effects of footnotes (1), (2), (3), (4) and (5) to arrive at Adjusted Net Income figures for 2017, 2018, 2019 and LTM. Adjusted Net Income is a non-GAAP financial measure. A reconciliation to the most comparable GAAP measure is included in the Appendix to this presentation. 15

Balance Sheet Summary

StoneX™

- Conservatively capitalized with minimal debt
  - 1.21x Debt/Equity as of 6/30/20
- Considerable excess capital
  - ~$227mm of regulatory capital in excess of required amounts
- Solid liquidity position
  - $465mm of unrestricted cash and cash equivalents
  - $292mm of undrawn committed credit facilities
- $3.9bn of Client Float (FCM+BD)[(1)]

(in millions)	9/30/2019	6/30/2020
Cash and cash equivalents	471.3	465.2
Restricted cash held in escrow	-	350.0
Cash, securities and other assets segregated under federal and other regulations (1)	1,049.9	1,145.2
Securities purchased under agreements to resell	1,424.5	1,757.3
Securities borrowed	1,423.2	1,467.4
Deposits with and receivables from broker-dealers, clearing organizations and counterparties (1) (2)	2,540.5	3,396.7
Receivable from customers, net (1) (2) (3)	422.3	408.8
Note receivable, net (4)	2.9	4.7
Financial instruments owned, at fair value (2) (3)	2,175.2	2,831.9
Physical commodities inventory (3)	229.3	270.2
Operating right of use assets	-	75.0
Goodwill and intangible assets, net	67.9	76.3
Other assets	129.1	140.8
Total assets	**9,936.1**	**12,389.5**
Payables to customers (1) (2)	3,589.5	4,443.7
Operating lease liabilities	-	87.4
Payable to broker-dealers, clearing organizations and counterparties (2)	266.2	430.0
Payables to lenders under loans	202.3	313.8
Securities sold under agreements to repurchase	2,773.7	3,530.4
Securities loaned	1,459.9	1,459.7
Financial instruments sold, not yet purchased, at fair value (2)	714.8	728.3
Senior secured term loan, net	167.6	518.9
Accounts payable, accrued and other liabilities	167.9	188.5
Total liabilities	**9,341.9**	**11,700.7**
Total stockholders' equity	594.2	688.8
Total liabilities and stockholders' equity	**9,936.1**	**12,389.5**

KEY: (1) **Exchange Traded Futures & Options** ***(Client Assets and Liabilities - Segregated from Firm Activities)*** (2) **OTC (Commodities, Equities, Debt, FX)** (3) **Physical Commodities** (4) **Client Commodity Financing**

(1) *Investable fund balances as of 6/30/20.*

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APPENDICES

Commercial Hedging Transactional Revenue Breakdown (LTM) . Delivering a high touch, value added service to commercial clients seeking to manage risk 6% . Long term quality relationships with clients . Comprehensive platform allows access to advice, 20% exchange listed products, OTC and structured products . Industry leading expertise in all commodity verticals . Top 5 non-bank FCM 58% . 90-year legacy beginning in the commodity markets 16% . Leveraging demonstrated expertise and capability through a global platform to access high growth markets Agricultural Energy and renewable fuels LME metals Other Historical Performance Key Data $90 50% 10,000 700 9,000 $80 600 8,000 $70 40% 7,000 500 $60 30% 6,000 $50 400 5,000 $40 20% 300 Thousands 4,000 Thousands Millions $30 3,000 200 $20 10% 2,000 $10 100 1,000 $0 0% — — Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 201720182018201820182019201920192019202020202020 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 Net operating revenue Segment margin Exchange traded futures & options volume OTC volume (right axis) 18

Global Payments . Leading capability to offer a global payments solution to clients in over 140 currencies and markets . Value-added execution efficiencies - strong ties to local correspondent banks affords access to best rates . Significant investment in technology to reduce costs and create scalability – allows us to process high volume/smaller payments in cost efficient service to clients . Leading player in NGO industry . Essential service provider to OECD money center and regional banks providing automated straight-through processing of payments in primarily non-G20 currencies, often replacing bank correspondent relationships with StoneX’s cost effective and compliant platform. Historical Performance Key Data $35 90% 225,000 $180 200,000 $160 $30 75% 175,000 $140 $25 60% 150,000 $120 $20 125,000 $100 45% $15 100,000 $80 Millions 30% 75,000 $60 $10 50,000 $40 15% $5 25,000 $20 $0 0% — $0 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 2017 2018 2018 2018 2018 2019 2019 2019 2019 2020 2020 2020 Number of payments Revenue per payment (right axis) Net operating revenue Segment margin 19

Securities

StoneX™

Equities

- We are the #1 ranking market maker by dollar value for international securities traded over-the-counter, three years running
- We rank #1 by dollar value in over 2,600 securities
- We make markets in over 5,000 securities including over 3,600 OTC ADRs and GDRs.
- We commit capital and provide liquidity to simplify complex foreign markets
- Leverage international capability by providing high touch brokerage and US clearing for foreign institutions

Bonds

- We are an Institutional dealer in U.S. Government Securities, Federal Agency Debentures, Agency MBS, ABS, Municipal, High Yield, Convertible and EM debt, making markets for our institutional client base of over 2,000
- Acquired GMP Securities LLC (fka Miller Tabak Roberts) in 1st Q of 2019, adding non-Rates products to our offering

Net Operating Revenue Breakdown (LTM)



0%
2%
46%
52%
Equities
Debt Trading
Inv. Banking
Asset Mmgt

Historical Performance



$120
$100
$80
$60
$40
$20
$0
Millions
60%
50%
40%
30%
20%
10%
0%
Q4 2017
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Q1 2019
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Q3 2020
Net operating revenue
Segment margin

Key Data



$100,000
$90,000
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
Millions
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
Millions
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Q3 2020
Equity mktmkg gross dollar volume
Debt trading gross dollar volume (right axis)

20

Physical Commodities . Full range of trading and hedging capabilities, including Net Operating Revenue Breakdown (LTM) OTC products, to select producers, consumers, and investors . Act as principal, commit own capital to buy/sell on spot and forward basis 26% . Provide commodity financing and facilitation services . High value-add differentiates us from competitors and drives client retention . PMxecute+, the first electronic physical trading platform, connecting consumers/suppliers of gold 74% . Q4 2017 negative segment income reflects $47mm bad debt in our physical coal business Precious Phys. Ag & Energy Historical Performance Key Data 35,000 $0.35 $40 120% 30,000 $0.30 $35 100% 25,000 $0.25 $30 80% $25 20,000 $0.20 $20 60% 15,000 $0.15 Thousands Millions $15 40% 10,000 $0.10 $10 20% 5,000 $0.05 $5 $0 0% — $- Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 201720182018201820182019201920192019202020202020 Gold equivalent ounces traded Ave revenue per oz. traded (right axis) Net operating revenue Segment income 21

Clearing and Execution . Competitive and efficient clearing and execution of Net Operating Revenue Breakdown (LTM) exchange-traded futures and options for traders and institutions 15% . Provide services for institutional and professional trader market segments 33% . Offer facilities management and outsourcing solutions to 14% other FCMs . Award winning FX prime brokerage . 4th Q 2016 purchase of Sterne Agee entities added 20% correspondent securities clearing capabilities and 18% independent wealth management . Acquired the London-based EMEA oil brokerage business CES Exchange Traded FX Prime Brokerage of ICAP p.l.c. in the 1st Q of 2017 Correspondent Clearing Independent Wealth Mmgt Derivative Voice Brokerage Historical Performance Key Data $40 50% 40.0 2,500 $35 45% 36.0 40% 32.0 2,000 $30 35% 28.0 $25 30% 24.0 1,500 $20 25% 20.0 20% Millions Millions Millions $15 16.0 1,000 15% $10 12.0 10% 8.0 500 $5 5% 4.0 $0 0% 0.0 — Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q2 2019 Q3 2019 Q4 2019 Q1 2020 Q2 2020 Q3 2020 2017 2018 2018 2018 2018 2019 2019 2019 2019 2020 2020 2020 Net operating revenue Segment margin Exchange traded futures & options volume Average customer equity - CES (right axis) 22

GCAP Business Overview

StoneX™

	Retail	Futures
LTM 3/31/20 Net Revenue	**$342.4 million (89%)**	**$40.5 million (11%)**

Overview

Retail

- Business is conducted primarily through the Company's FOREX.com and City Index brands
- Provides its customers access to over 15,000 global financial markets, including spot forex, precious metals, and CFDs on currencies, commodities, indices, individual equities, cryptocurrencies, bonds and interest rate products, as well as OTC options on forex
  - In the UK, the Company also offers spread bets, which is similar to CFDs but offer more favorable tax treatment to residents of that country
- Generates revenue in two ways:
  - Trading revenue from market making activities for OTC products, earned principally from the bid/offer spread offer to customers and fees, including financing charges for positions held overnight, commissions on equity CFD trades, and other account related fees
  - Net gains and losses generated through changes in the market value of the currencies and other products held in net exposure

Futures

- Offers execution and related services for exchange-traded futures and futures options on major U.S and European exchanges
- Offers futures services through the following subsidiaries:
  - **GAIN Capital Group, LLC ("GCG")**: Registered as an FCM and RFED; non-clearing FCM and is where the OEC/GCAP Trader platform resides
  - **Global Asset Advisors LLC ("GAA")**: Operates mainly under the brand of Daniels Trading; operates as an Independent IB, introducing business to GCG and RJO on a fully disclosed basis
  - **Top Third AG Marketing LLC ("TT")**: Offers Ag advisory and a full line of brokerage services; guaranteed IB of RJO
- Revenue is primarily generated through commissions earned on futures and options on futures trades

Customers Served

Retail

- # of Active Customers[1]: 132,841
- Self-directed traders, who execute trades on their own behalf
- Small number of customers engage an intermediary to make trading decisions on their behalf

Futures

- # of Active Customers[1]: 7,146
- Mainly introducing brokers serving retail accounts
- Small traders
- Institutional clients

Trading Revenue Mix

Retail



Non-FX
51%
FX
49%

Futures



Top Third
15%
Direct
23%
Indirect
62%

Industry Peers

Retail: IG Group, CMC Markets, Plus500

Futures: INTL FCStone, RJO'Brien, ADM Investor Services, Inc., Rosenthal Collins Group LLC

Note: Does not include $(1.7) million of revenue from Corporate and Other segment.

(1) For the twelve months ended March 31, 2020.

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GCAP: Historical Reconciliation to Net Operating Revenue Last Twelve Months ($Millions) Ended June 30, 2020 Net revenue $406.7 - Referral fees (36.7) - Bank fees (16.2) - Futures trading expenses (7.8) Net operating revenue $345.9

SNEX: Non-GAAP Reconciliation to Adjusted Net Income Twelve Months Ended (in millions) September 30, September 30, September 30, September 30, September 30, June 30, Reconciliation of net income to adjusted net income (non-GAAP) 2015 2016 2017(a) 2018 2019 2020 Net income, as reported (GAAP) $ 55.7 $ 54.7 $ 6.4 $ 55.5 $ 85.1 $ 119.4 Bad debt on physical coal, net of incentive recapture, net of tax - - 39.4 1.0 (11.2) (9.0) Impact of Tax Reform - - - 19.8 - - Adjusted net income (non-GAAP) $ 55.7 $ 54.7 $ 45.8 $ 76.3 $ 73.9 $ 110.4 (a)During the twelve months ended September 30, 2017, fiscal 2017 incentive accruals for the executive team were reversed as a direct result of the bad debt on physical coal. 25

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